UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2021

GOAL ACQUISITIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40026	84-4720320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13001 W. Hwy 71, Suite 201

Austin Texas 78738

(Address of Principal Executive Offices) (Zip Code)

(888) 717-7678

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	PUCKU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	PUCK	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	PUCKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K dated February 22, 2021 (the “Current Report”), Goal Acquisitions Corp. (the “Company”) consummated an initial public offering (the “ IPO”) of 22,500,000 units (the “Units”), consisting of one share of common stock, $0.0001 par value per share (the “ Common Shares”), and one redeemable warrant (the “Public Warrants”), each Public Warrant entitling the holder thereof to purchase one Common Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $225,000,000. The Company granted the underwriter in the IPO, a 45-day option to purchase up to 3,375,000 additional Units solely to cover over-allotments, if any.

As previously disclosed in the Current Report, simultaneously with the closing of the IPO, the Company consummated a private placement (the “IPO Private Placement”) with Goal Acquisitions Sponsor LLC (the “Sponsor”), pursuant to which the Sponsor purchased 600,000 private placement units (the “Private Placement Units”). The Private Placement Units are identical to the Units sold in the IPO, except that the Warrants underlying the Private Units are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees.

Subsequently, on February 23, 2021, the underwriters exercised the over-allotment option in full, and the closing of the issuance and sale of the additional 3,375,000 Units (the “Over-Allotment Units”) occurred on February 24, 2021. The issuance by the Company of the Over-Allotment Units at a price of $10.00 per unit resulted in total gross proceeds of $33,750,000. On February 24, 2021, simultaneously with the issuance and sale of the Over-Allotment Units, the Company consummated the sale of an additional 67,500 Private Units (the “Over-Allotment Private Units” and, together with the IPO Private Placement, the “Private Placements”), generating gross proceeds of $675,000.

The net proceeds from the IPO (including the Over-Allotment Units) together with certain of the proceeds from the Private Placements, $258,750,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriter of the IPO with Continental Stock Transfer & Trust Company acting as trustee.

A pro-forma balance sheet as of February 16, 2021 reflecting the exercise of the over-allotment option and Over-Allotment Private Placement is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Pro-Forma Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2021

GOAL ACQUISITIONS CORP.

By:	/s/ William T. Duffy
Name:	William T. Duffy
Title:	Chief Financial Officer and Chief Operating Officer